Civista Bancshares, Inc. Investor Presentation Q1 2026 Dennis Shaffer Chief Executive Officer President Charles Parcher Executive Vise President Richard Dutton Senior Vice President Chief Operating Officer Ian Whinnem Senior Vice President Chief Financial Officer

Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as supplemented by any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore, this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence Disclaimer

Business & Strategy

Investment Highlights

Attractive Profitability

10.97% ROAE

1.41% ROAA

+34bps YoY NIM

Defensive Funding Profile

1.81% Cost of Deposits

Core deposits supported by public funds

Conservative CRE Exposure

~6% Office in Central Business District (CBD)

Office CRE modest portion of total loans

Disciplined Capital Deployment

~25% Dividend Payout

TBV-accretive M&A track record

Compelling Valuation

~1.16x Price to TBV[1]

Below regional peer averages

Forbes' Best Banks 2025

#35 in America

Independent ranking among 200 largest U.S. banks on 10 quantitative measures

Evaluates profitability, capital strength, credit quality, efficiency, growth, and stock performance among the 200 largest publicly traded U.S. banks.

CIVISTA BANCSHARES, INC.

All figures are as of Q1 2026 unless otherwise stated

1. See Non-GAAP Reconciliation on page 22

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Proven Community Bank Franchise Business & Strategy 141-Year History Established community banking franchise with generational and relationship driven customer base Offering full-service retail banking, commercial lending, mortgage & wealth services, and a national leasing services. Disciplined Fundamentals Strong earnings driven by low-cost core deposits and stable underwriting with solid credit performance Growth Long-term growth through organic expansion in core markets and a disciplined, opportunistic M&A strategy 8.8% CAGR Total Assets from 2020 to 1Q 2026 4 Successful Acquisitions since 2018 All figures are as of Q1 2026 unless otherwise stated 1. See Non-GAAP Reconciliation on page 22 3.85% Net Interest Margin 93 bps Nonperforming Loans as % of Total Loans 1.16x Price/ Tangible Book Value per Share1 9.9% Tangible Common Equity to Tangible Assets1

Business & Strategy Geographical Footprint Community Banking across Ohio, Indiana, and Kentucky Presence in top 5 largest Ohio MSA’s (Columbus, Cleveland, Cincinnati, Dayton, Toledo) Combination of urban, suburban, and rural markets Headquartered in 1884 in Sandusky, Ohio, deposit market share leader in core markets Core MSAs drive the majority of recent loan and deposit growth Franchise Summary Branches 44 FTE 548 LPOs 2 NATIONAL REACH Leasing platform extends beyond the Ohio footprint All figures are as of 03/31/2026

About Our Footprint Business & Strategy Ohio at a Glance 11.8M Residents Top-10 U.S. state by population 27 Fortune 500 HQs 5th most nationally • $935B GDP #5 Top State for Business CNBC, 2025 Why it Matters for Civista 5 Largest MSAs Presence across Ohio’s major metropolitan areas Strong Corporate Investment Significant activity driving Ohio’s economic growth ~135 Banks in Ohio Highly Fragmented landscape Civista: Top 10 Ohio-HQ Bank by Assets 105 banks under $1B in assets

Business & Strategy

Executing our Growth Strategy


Grow Relationships & Deposits
Invest in Talent & Culture
Position Digital to Grow the Bank
Leverage Technology to Optimize Profitability

Revenue & Relationship Growth

Expands low-cost funding, fees, and customer value

- Digital deposit account opening across channels
- Deposit redesign and debit card utilization
- Payments upgrades driving engagement and fees

Financial Outcome: NIM +34 bps YoY to 3.85% (1Q25 to 1Q26)

Efficiency & Operating Leverage

Improves scalability and drives efficiency gains

- RPA and AI driving operating leverage
- Financial systems transformation for scalability
- Process standardization for sustained efficiency

Financial Outcome: Efficiency ratio gains; growth-ready platform

Execution, Risk & Scalability

Supports disciplined growth and integration

- Talent upskilling to drive growth and manage risk
- Platform scalability supporting integration

Financial Outcome: ~$268M assets added from FSB acquisition, alongside core organic growth

CIVISTA BANCSHARES, INC.

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Business & Strategy

Diversified Business Segments

CIVISTA BANCSHARES
Full-Service Banking Organization with Diversified Revenue Streams

SPREAD-DRIVEN

Commercial Banking
Relationship lending & deposits
Earns spread income from C&I, CRE, and business credit relationships

Retail Banking
Low-cost deposit gathering
Earns spread income from consumer lending, deposits, and digital banking services

Private Banking
Deposit gathering, Spread & Fee Income
Earns spread and fee income from HNW lending and premier deposit services

SPECIALTY & FEE-BASED

Treasury Management
Deposit gathering & Fee Income
Earns fee income from cash management, payments, and liquidity solutions

Wealth Management
Advisory & Trust Fees
Earns advisory fees from investment management, trust, and financial planning

Mortgage Banking
Gain on Sale & Servicing
Earns origination fees and gain-on-sale from residential mortgage lending

Equipment Leasing
Spread, Gain on Sale & Lease Income
Earns spread and lease income from national equipment financing activities

REVENUE MIX[1]

~80% Net Interest Income | **~20%** Fee Income

CIVISTA BANCSHARES, INC.

1. As of 1Q 2026

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2026 &P Capital IQ Pro $1.4 Acquisition: Closed July 2022 $327M in Assets Acquisition: Closed Nov. 2025 $285M in Assets $1.5 $1.6 $1.6 $2.3 $2.6 $3.1 $3.2 $3.7 $3.9 $4.1 Terminated tax refund processing: January 2024 9 Acquisition: Closed Sept. 2018 $551M in Assets 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Consistent quarterly dividend payment and growth Organic Assets ($B) Acquired Assets ($B) Quarterly Dividend Business & Strategy Balance Sheet Strength Growth: Organic > Acquired Organic asset growth has driven balance sheet expansion with opportunistic acquisitions Organic +$1.7B; Acquired +$1.2B $4.2

Business & Strategy

M&A Philosophy

✓ Strategic Fit

- Ohio or contiguous states; core MSAs
- Funding-friendly balance sheet (low L/D, strong core deposits)

✓ Risk & Capital

- Preserves capital flexibility and balance sheet strength
- Manageable credit risk / concentrations

✓ Financial Discipline

- Target assets of ~$300 million to ~$1.5 billion
- EPS accretive with disciplined TBV earn-back

✓ Integration & Culture

- Operational compatibility and cultural alignment
- Clear cost savings and synergies

Proven Track Record

2007	2007	2015	2018	2022	2022	2025
MVB	FBC	TCNB	UCB	CBC	VFG	FSB

CIVISTA BANCSHARES, INC.

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All figures are end of period 1Q 2026 and 1Q 2025 respectively 1. See Non-GAAP Reconciliation on page 22 2026 First Quarter Financials 1Q 2026 1Q 2025 Earnings Performance NIM 3.85% 3.51% ROAA 1.41% 1.00% ROAE 10.97% 10.39% Net Income $15.0M $10.2M Balance Sheet Position Total Assets $4.30B $4.15B Gross Loans & Leases $3.23B $3.11B Total Deposits $3.50B $3.24B Allowance of Credit Losses 1.26% 1.30% Capital & Shareholder Returns Total Shareholders’ Equity $552.2M $397.4M Dividend Yield 3.16% 3.48% Dividend Payout Ratio 24.91% 25.90% Financial Performance Net Income grew 47% YoY Completed FSB acquisition $106M in loans and leases $236M in deposits Net Interest Margin expanded 34 bps YoY Tangible Book Value per share1 increased $2.66 YoY to $19.70

Total Loans and Leases Financial Performance Total Loans $3.2B Loan Mix CRE NOO Detail 6% of total office is in Central Business District ($ in millions) All figures as of 3/31/2026

Deposits Financial Performance Fed Funds rate (upper bound) Cost of Funding Cost of Deposits Average Deposit Balances Cost of Funds Trend Deposit Mix1 Loan to Deposit Ratio of 92.2% $523M Public Fund Deposits (no other concentrations) Total $3.5B ($ in millions) ($ in millions) 1. End of period as of 3/31/2026

Earnings Analysis Financial Performance 1Q 2026 1Q 2025 Net Income ($ in millions) Interest Income 55.8 53.7 Interest Expenses 18.0 21.0 Net Interest Income 37.8 32.7 Provision (0.6) 1.6 Non-Interest Income 9.4 7.9 Non-Interest Expense 29.9 27.1 Earnings Before Tax 18.0 11.9 Net Income 15.0 10.2 Efficiency Ratio1 & ROAA NII and NIM ($ in millions and %) 1. See non-GAAP reconciliation on page 23 NRA represents non-reoccurring adjustments

Credit Quality Credit, Liquidity & Capital Credit Loss Reserves / Gross Loans Reserves / Non-performing Loans Non-performing Assets / Assets Net Charge-off Ratio1 All figures are End of Period Balances 1. 1Q 2026 represents an annualized percentage

Capital Management & Liquidity Credit, Liquidity & Capital Liquidity Tier 1 Leverage Ratio Total Risk Basked Capital Ratio Tangible Common Equity Ratio1 Dividend Payout Ratio is 24.9% $0.18 per share Dividend Paid in Q1 of 2026 Dividends 22.6% Total Cash and Securities as % Total Deposits 34% Available Unused Liquidity ($1.5B) as % of Total Assets All figures as of 1Q 2026 1. See non-GAAP reconciliation on page 22 $75MM Capital Raise (July 2025) CAGR +26.1% CAGR +22.2% CAGR +37.9%

Outlook

Valuation & Shareholder Returns

Current Valuation

Price / TBV[1]: **1.16x**

Peer Median P/TBV[2]: **~ 1.46x**
(Selected Midwest Banks)

Dividend Yield: **3.16%**

Dividend Payout Ratio: **24.9%**

Value Creation Drivers

TBV/Share[1]: **$19.70**

EPS: **$0.72 1Q26** **(+$0.06 YoY)**

Margin Expansion: **NIM +34 bps YoY**

ROAE: **10.97% (1Q 2026)**

Shareholder Return Bridge

10–12%

Projected Total Shareholder Return

Driven by TBV growth and stable dividends[3]

Investment Thesis

CIVB offers a compelling mix of:

- Attractive income (3.16% yield)
- Organic + M&A growth trajectory
- Valuation upside vs. peers

Backed by strong profitability and capital strength.

CIVISTA BANCSHARES, INC.

1. See Non-GAAP Reconciliation on page 22
2. See Peer Information on page 24
3. Estimated 7-9% of Tangible Book Value growth, +3% dividend yield

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› Outlook

Profitability

$37.8M	$15.0M	$0.72
Q1 NII	Q1 Net Inc	Q1 EPS
+16% YoY	+24% YoY	vs $0.66 Q1'25

$75MM Capital Raise (July 2025)

	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26
Diluted EPS	$0.63	$0.66	$0.71	$0.68	$0.61	$0.72

What This Means for Investors

Earnings Power NII at $37.8M quarterly record

Funding Advantage Low-cost deposits anchor margin and support durable earnings momentum

Scale Benefits FSB adds $268M assets; cost of funds down 11 bps QoQ

Credit Quality Organic loan growth $68.7M in Q4 (8.7% annualized)

Capital Flexibility Strong earnings enhance optionality across dividends, buybacks and M&A

Capital Return Dividend raised to $0.18; EPS supports buyback capacity

Valuation Setup ROAA and EPS momentum position CIVB for multiple expansion vs peers

Bottom Line
Record NII + disciplined growth = accelerating earnings power.

Net Interest Income ($M)


31.4
32.8
34.8
34.5
36.5
37.8
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26

Net Income ($M)


9.9
10.2
11.0
12.8
12.3
15.0
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26

CIVISTA BANCSHARES, INC.
Source: Civista Bancshares | Peer data includes selected Midwest Banks
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Outlook

Long-Term Value

1.41%
ROAA
+41 bps YoY

11.0%
ROAE
+58 bps YoY

60.1%
Efficiency Ratio[1]
−480 bps YoY

What This Means for Investors

Operating Leverage Cost of funds down 35 bps YoY; NIM expanding

Structural Efficiency Cost discipline and scale benefits support sustained profitability

Asset Returns ROAA above 1.0% for 4th straight quarter

Equity Returns / ROAE Inflection ROAE improved as both net income and average equity increased year-over-year, reflecting stronger earnings generation without balance-sheet dilution.

Sustainability long-term efficiency gain, not one-time items

TBV Compounding Earnings retention fuels tangible book value growth while preserving flexibility

Bottom Line
Cost discipline + margin expansion = full-strength profitability.

Efficiency Ratio[1]


68.3%
64.9%
64.5%
61.4%
57.7%
60.1%
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26

ROAA & ROAE


10.1%
10.4%
11.0%
10.7%
9.3%
11.0%
0.97%
1.00%
1.06%
1.22%
1.14%
1.41%
Peer ROAA
1.27%
ROAE
ROAA
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26

CIVISTA BANCSHARES, INC.

Peer data includes selected Midwest Banks. See Peer Information on page 24
1. See Non-GAAP Reconciliation on page 22

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Executive Team About us

Appendix

Reconciliation of Non-GAAP Financial Measures Appendix (Unaudited - dollars in thousands except share data) Q1 2026 Q1 2025 Tangible Common Equity Total Shareholder's Equity – GAAP 552,243 397,434 Less: Preferred Equity - - Less: Goodwill and intangible assets 142,774 133,026 Tangible common equity (non-GAAP) 409,469 264,408 Total Shares Outstanding 20,783,348 15,519,072 Tangible book value per share 19.70 17.04 Share Price 22.79 19.54 Price/ TBV per share 1.16x 1.15x Tangible Assets Total Assets – GAAP 4,298,322 4,146,717 Less: Preferred Equity - - Less: Goodwill and intangible assets 142,774 133,026 Tangible common equity (non-GAAP) 4,155,548 4,013,691 Tangible Common Equity to tangible assets 9.85% 6.59%

Reconciliation of Non-GAAP Financial Measures Appendix (Unaudited - dollars in thousands except Efficiency Ratio) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Noninterest expense – GAAP 29,873 31,003 28,327 27,482 27,126 28,296 Less: Amortization of intangible assets expense 696 576 318 339 332 363 Less: Acquisition related expenses 427 3,424 664 5 - - Noninterest expense (non-GAAP) 28,750 27,003 27,345 27,138 26,794 27,933 Net interest income – GAAP 37,823 36,451 34,545 34,814 32,773 31,355 Plus: Taxable equivalent adjustment 612 620 618 621 622 627 Noninterest income – GAAP 9,431 9,884 9,633 6,589 7,860 9,015 Less: Net gains (losses) on equity securities 33 120 255 (74) (29) 96 Net interest income (FTE) plus non-interest income (non-GAAP) 47,833 46,835 44,541 42,098 41,284 40,901 Efficiency Ratio (non-GAAP) 60.1% 57.7% 61.4% 64.5% 64.9% 68.3%

Selected Midwest Community Banks | Q1 2025 / Most Recent Quarter Data Source: S&P Global Market Intelligence, company filings. TCE Ratio is a non-GAAP measure. Civista Efficiency Ratio reflects Q1 2026 excluding merger-related expenses. Peers Include: MSBI, LCNB, FFBC, QCRH, IBCP, MBWM, NIC, GABC Appendix Peer Group Comparison Assets ROAA ROAE NIM TCE Ratio P/ TBV Peer 1 $6.5B 1.14% 12.97% 3.86% 6.76% 1.08x Peer 2 $2.2B 0.79% 6.43% 3.78% 8.25% 1.25x Peer 3 $21.1B 1.33% 10.10% 3.94% 7.90% 1.75x Peer 4 $9.6B 1.40% 11.75% 3.53% 10.24% 1.48x Peer 5 $5.5B 1.22% 13.25% 3.63% 8.70% 1.44x Peer 6 $6.8B 1.33% 12.37% 3.49% 9.39% 1.37x Peer 7 $9.2B 0.49% 3.39% 3.94% 9.96% 2.51x Peer 8 $8.4B 1.58% 11.20% 4.22% 9.44% 2.08x Median $7.6B 1.27% 11.47% 3.82% 9.04% 1.46x Civista $4.3B 1.41% 10.97% 3.85% 9.85% 1.16x

Appendix Sandusky/Norwalk/Port Clinton, Ohio 9 Locations Loans $770 million Deposits $1,509 million #1 deposit market share in Sandusky, Ohio with ~67% Cleveland/Akron, Ohio 3 Locations Loans $946 million Deposits $191 million North Central, Ohio 8 Locations Loans $146 million Deposits $470 million Columbus & West Central, Ohio 6 Locations Loans $394 million Deposits $324 million 28% deposit market share in rural markets Greater Dayton, Ohio 3 Locations Loans $150 million Deposits $104 million Southeastern Indiana/Cincinnati, Ohio 9 Locations Loans $574 million Deposits $692 million Northwest Ohio 6 Locations Loans $249 million Deposits $212 million ~13% deposit market share Civista Leasing & Finance Financing Leases $33 million Commercial Loans $61 million Operating Leases $12 million 1. Deposit market share information as of June 30, 2025. Market Share in Our Footprint

Civista Leasing and Equipment Financing Appendix 1Q 2026 Production QTD Funded: $18.2 million Sold: $9.4 million Net Production: $8.8 million Targeted Industries: Propane, Recycling/Waste Management, Environmental, Additive Manufacturing (3-D Printing), Construction, Non-destructive testing Avg. Yield on Total Portfolio: 9.23% Avg. Yield on Q3 Originations: 8.48% All figures as of 1Q 2026

Appendix Forbes evaluates each bank on 10 equally weighted quantitative measures, sourced from S&P Global Market Intelligence. Rankings are independently compiled by Forbes. Profitability 1. Net Interest Margin (NIM) 2. Return on Avg. Tangible Common Equity (ROATCE) 3. Return on Average Assets (ROAA) Capital Strength 4. Common Equity Tier 1 (CET1) Ratio 5. Risk-Based Capital Ratio Efficiency 6. Efficiency Ratio Credit Quality 7. Nonperforming Assets / Total Assets 8. Net Charge-Offs / Total Loans 9. Loan Loss Reserves / Total Assets Growth & Market Performance 10. Operating Revenue Growth • Stock Price Performance (included in framework but does not dominate ranking) Key Takeaway: There is no weighting bias toward growth or stock price — consistent, well-capitalized operators score best. Source: forbes.com, commstrader.com Forbes America’s Best Banks - Methodology